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                                                                   EXHIBIT 10.20

                                                                  EXECUTION COPY

                                AMENDMENT NO. 2
                   TO AMENDED AND RESTATED CREDIT AGREEMENT
                            Dated as of May 1, 1998

          THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made as of May 1, 1998 by and among PMT Holdings, Inc., a Delaware corporation ("Holdings"), Pacific Motor Transport Company, a California corporation ("Pacific Motor"), American International Rail Services LLC, a Colorado limited liability company ("AIRS"), American International Mechanical Services LLC, a Colorado limited liability company ("AIMS"), Interstate Consolidation, Inc., a California corporation. ("ICI"), Interstate Consolidation Service, Inc., a California corporation ("ICS"), and Intermodal Container Service, Inc., a California corporation ("IMCS"), Pacer Integrated Logistics, Inc., a Delaware corporation ("PIL") (Holdings, Pacific Motor, AIRS, AIMS, Acquisition Company, ICI, ICS, IMCS and PIL being collectively referred to as the "Existing Borrowers"), Pacer Logistics, Inc., a California corporation ("Pacer"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and as agent (the "Agent") on behalf of the Lenders under that certain Amended and Restated Credit Agreement dated as of December 16, 1997 (as amended by that certain Amendment No. 1 dated March 31, 1998, the "Credit Agreement"). Each defined term used herein and not otherwise defined herein shall have the meaning given to it in the Credit Agreement.

                                   WITNESSETH

          WHEREAS, the Existing Borrowers, ICI Acquisition Company, a Delaware corporation ("Acquisition Company"), the Lenders and the Agent are parties to the Credit Agreement;

          WHEREAS, Acquisition Company has, subsequent to the execution of the Credit Agreement, merged into ICI with ICI being the surviving corporation;

          WHEREAS, the Existing Borrowers have notified the Lenders and the Agent of the corporate restructuring (the "Restructuring") whereby, among other things:

          (a)  Holdings will change its name to Pacer International, Inc.;

          (b) Pacific Motor will transfer all membership interests it holds of AIMS and AIRS certain other subsidiaries to Holdings;

          (c)  AIMS will change its name to Pacer Rail Services, LLC;

          (d)  AIRS will change its name to Pacer International Rail Services,
     LLC;
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          (e)  Holdings will form a new subsidiary call Pacer Logistics, Inc, a
     California corporation;

          (f) Pacific Motor will assign all of the assets of its ABL Trans Division to ICS, and ICS will assume all of the liabilities of the ABL Trans Division; and

          (g) Holdings will transfer all of the common stock of ICS and all of the common stock of Interstate Consolidation, Inc. to Pacer.

          WHEREAS, the Existing Borrowers have requested that the Lenders consent to the Restructuring, waive certain covenants under the Credit Agreement in respect thereof, amend the Credit Agreement in certain respects in order to integrate Pacer as a "Borrower" under the Credit Agreement and make certain other accommodations; and

          WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent have agreed to the following:

     1.   Amendments to Credit Agreement.  Effective as of the date hereof and
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subject to the satisfaction of the conditions precedent set forth in Section 3
                                                                     ---------
below, the Credit Agreement is hereby amended as follows:

          1.1. The definition of "Borrowers" set forth in Section 1.1 of the Credit Agreement is hereby amended by inserting the term "Pacer," immediately after the term "Pacific Motor," as and where "Pacific Motor," now appears in such definition.

          1.2. A new definition of the term "Pacer" shall be inserted into
Section 1.1 of the Credit Agreement in its appropriate alphabetical order and shall read as follows:

          "PACER" means Pacer Logistics, Inc., a California corporation.
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     2.   Consent; Limited Waivers. Upon the effectiveness of this Amendment,
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the Lenders hereby consent to the consummation of the Restructuring and waive the restrictions set forth in Sections 6.3(D), (G) and (P) of the Credit Agreement solely with respect to the formation of Pacer.

     3.   Conditions of Effectiveness.  This Amendment shall become effective
          ---------------------------
and be deemed effective as of the date hereof, if, and only if, the Agent shall have received each of the following:

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          (a)  duly executed original counterparts of this Amendment from the
     Existing Borrowers, Pacer and each of the Lenders;

          (b)  duly executed Revolving Loan Note of Pacer;

          (c) duly executed original counterparts of a Security Agreement ("Pacer Security Agreement") evidencing the granting of a security interest by Pacer to and in favor of the Agent, for the benefit of the Lenders;

          (d) duly executed original counterparts of a Pledge Agreement evidencing the pledge by Holdings of 100% of the Capital Stock of certain of its Subsidiaries and in favor of the Agent, for the benefit of the Lenders, together with the stock certificates representing such Capital Stock and related stock powers signed in blank;

          (e) duly executed original counterparts of a Pledge Agreement (together with the Pledge Agreement of Holdings noted in subparagraph (d) above, the "Pledges") evidencing the pledge by Pacer of 100% of the Capital Stock of certain of its Subsidiaries and in favor of the Agent, for the benefit of the Lenders, together with the stock certificates representing such Capital Stock and related stock powers signed in blank;

          (f) duly executed Uniform Commercial Code financing statements naming Pacer as debtor and the Agent as Secured Party to be filed with the Secretary of State of of California;

          (g) duly executed UCC-3 financing statements amending the names of any Borrowers whose names are changing to be filed in jurisdictions where financing statements already are on file;

          (h) Secretary's Certificate of Pacer certifying (i) copies of the resolutions of the Board of Directors (as attached thereto) of Pacer approving Pacer's execution and delivery of this Amendment and all other documents relating hereto, (ii) a copy of the Articles of Incorporation of Pacer (as attached thereto) as true and correct, (iii) a copy of the By-Laws of Pacer (as attached thereto) as true and correct, and (iv) the names, titles and signatures of the officers of Pacer authorized to sign this Amendment and all other documents relating hereto; and

          (i) Secretary's Certificate of Holdings certifying copies of the resolutions of the Board of Directors (as attached thereto) of Holdings approving Holding's execution and delivery of the Pledge and the names, titles and signatures of the officers of Holdings authorized to sign the Pledge.

     4.   Representations, Warranties and Further Assurances of the Company.
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The Existing Borrowers and Pacer hereby represent and warrant as follows:

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          (a)  This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrowers and are enforceable against the Borrowers in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrowers hereby reaffirm all covenants, representations and warranties made in the Credit Agreement, to the extent the same are not specifically waived hereby, and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

          (c) Immediately upon the effectiveness of this Amendment, the Borrowers shall cause to be delivered an opinion of counsel to the Existing Borrowers and Pacer, as to the due authorization, enforceability and validity of the documents executed and delivered pursuant to Section 3 hereof by Holdings and Pacer and the validity and perfection of the security interests created by the Pacer Security Agreement and the Pledges.

     5.   Pacer as Borrower; Reference to the Effect on the Credit Agreement and
          ----------------------------------------------------------------------
other Loan Documents.
--------------------

          (a) Pacer shall, upon the effectiveness of and as evidenced by the execution of this Amendment, hereby become a Borrower under the Credit Agreement and shall have the rights and obligations of a Borrower thereunder. Pacer agrees that it will perform in accordance with the terms of the Credit Agreement, as amended hereby, all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Borrower. Pacer's notice address under the Credit Agreement shall be as set forth on the signature page hereof.

          (b) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Amended and Restated Credit Agreement dated as of December 16, 1997, as amended previously and as amended hereby.

          (c) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

          (d) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or any of the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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     6.   Costs and Expenses.  The Borrowers agree to pay all reasonable costs,
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fees and out-of-pocket expenses (including attorneys' fees and expenses charged to the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

     7.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAW PROVISIONS)
OF THE STATE OF ILLINOIS.

     8.   Headings.  Section headings in this Amendment are included herein for
          --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     9.   Counterparts.  This Amendment may be executed by one or more of the
          ------------
parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                              PACER LOGISTICS, INC.


                                By:___________________________
                                    Name:
                                    Title:

                              Address: c/o Pacific Motor Transport Company,
                                       Pacer Division
                                       1229 East Pleasant Run Road
                                       DeSoto, Texas 75123

                              Attention: President
                              Telephone: (972) 224-8121
                              Facsimile: (972) 228-2661



                              PACER INTEGRATED LOGISTICS, INC.


                                By:___________________________
                                  Name:
                                  Title:

                              PMT HOLDINGS, INC.


                              By:___________________________
                                  Name:
                                  Title:


                              PACIFIC MOTOR TRANSPORT COMPANY


                              By:___________________________
                                  Name:
                                  Title:
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                              AMERICAN INTERNATIONAL RAIL
                              SERVICES LLC

                              By: Pacific Motor Transport Company
                              Its: Manager

                              By:____________________________________
                                  Name:
                                  Title:


                              AMERICAN INTERNATIONAL
                              MECHANICAL SERVICES LLC

                              By: Pacific Motor Transport Company
                              Its: Manager

                              By:___________________________
                                  Name:
                                  Title:


                              INTERSTATE CONSOLIDATION, INC.

                              By:___________________________
                                  Name:
                                  Title:


                              INTERSTATE CONSOLIDATION SERVICE, INC.,


                              By:___________________________
                                  Name:
                                  Title:


                              INTERMODAL CONTAINER SERVICE, INC.


                              By:___________________________
                                  Name:
                                  Title:
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                              THE FIRST NATIONAL BANK OF
                              CHICAGO, as Agent and as a Lender

                              By:___________________________
                                  Name:  Greg Sjullie
                                  Title: Vice President